SUPPLEMENT DATED SEPTEMBER 22, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023

FOR MID-CAP EQUITY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for Mid-Cap Equity Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of November 1, 2023. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on September 20, 2023, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved BlackRock Investment Management, LLC (“BlackRock”) to serve as the sub-adviser of the Mid-Cap Equity Portfolio effective November 1, 2023, replacing Scout Investments, Inc.

In connection with this sub-adviser change, certain principal investment strategies of the Mid-Cap Equity Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Mid-Cap Equity Portfolio may be sold and new investments purchased in accordance with recommendations by BlackRock. Pacific Life Fund Advisors LLC, the investment adviser to the Mid-Cap Equity Portfolio, may begin this transitioning prior to November 1, 2023, utilizing the principal investment strategies described below.

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.89%	0.69%
Less Fee Waiver[2]	(0.20%)	(0.20%)
Total Annual Fund Operating Expenses after Fee Waiver	0.69%	0.49%

[1]	Expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.20% of its management fee through April 30, 2025. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Under the Examples subsection, the first paragraph of the subsection and the table will be deleted and replaced with the following:

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Class I	$70	$264	$473	$1,078
Class P	$50	$201	$364	$840

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations, including derivatives on such securities.

The Fund seeks to achieve its investment goal by gaining passive exposure to the U.S. mid-capitalization market through investing in derivatives, primarily total return swap agreements on the Russell Midcap Index, and by investing the remainder of its assets in a short duration portfolio as described under “Collateral Management.” The Fund typically will seek to gain exposure to the Russell Midcap Index in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. The sub-adviser generally considers a company to have a medium market capitalization if it has a market capitalization within the range of companies included in the Russell Midcap Index, which measures the performance of the mid-capitalization segment of the U.S. equity universe. As of June 30, 2023, the market capitalization range of the Russell Midcap Index was approximately $521.4 million to $51.4 billion. The Fund may also invest in futures on the S&P MidCap 400 Index (to a lesser extent than the total return swaps on the Russell Midcap Index) to gain passive exposure to the U.S. mid-capitalization market.

Collateral Management: Because the amount of assets required to invest in derivatives is generally lower than that required to invest in securities directly, the sub-adviser will actively manage the remainder of the Fund’s assets to seek to enhance returns, offset the cost of the derivatives investments used to obtain mid-cap equity exposure and maintain collateral for the Fund’s derivatives exposure. This portion of the Fund’s assets will be invested primarily in investment grade debt securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between -1 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this collateral portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk. Negative duration means that the collateral portion gains in value as interest rates rise and falls in value as interest rates fall. These holdings may earn some income for the Fund.

When selecting investments for this portion of the Fund, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation. The sub-adviser evaluates sectors of the bond market and individual securities within these sectors. The sub-adviser selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds of U.S. or non-U.S. issuers, although the Fund will normally limit its foreign (non-U.S.) currency exposure from non-U.S. dollar-denominated bonds to 10% of its assets, which will be hedged back to U.S. dollars. In addition, this portion of the Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps or options thereon (i.e., swaptions) (collectively, commonly known as derivatives). This portion of the Fund may use derivative instruments primarily to hedge its investments or to seek to enhance returns. This portion of the Fund may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. This portion of the Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements and mortgage dollar rolls). This portion of the Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The sub-adviser may sell a holding when it fails to perform as expected. A security may also be sold in favor of other opportunities that appear more attractive, for example but not exclusively if it has higher income potential. A security might be sold to realize a gain after strong performance; in anticipation of changing prepayment speeds or a credit downgrade; to modify the yield curve biases, duration or convexity characteristics of the overall portfolio; or to move into a sector or security which has been targeted by the investment team and sector specialists for the relative value it offers. There is no automatic sell process. All decisions to buy and sell are made after consideration of quantitative research and credit analysis, among other factors.

In the Principal Risks subsection, Derivatives Risk, Leverage Risk, Debt Securities Risk, Credit Risk and Interest Rate Risk will be added after Mid-Capitalization Companies Risk. Foreign Markets Risk, Mortgage-Related and Other Asset-Backed Securities Risk, U.S. Government Securities Risk, Restricted Securities Risk, Reverse Repurchase Agreements Risk and Borrowing Risk will be added after Active Management Risk. The disclosures for the new risks to be added are as follows:

•	Derivatives Risk: The Fund’s use of futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

•	Leverage Risk: The Fund may invest in futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

•	Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•	Interest Rate Risk: When interest rates rise, the value of debt investments will generally decrease. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.

•	Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates).

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

•	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

•	Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk, including the credit risk of the counterparty. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

•	Borrowing Risk: The Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

In the Performance subsection, the following will be added after the first paragraph:

BlackRock Investment Management, LLC began managing the Fund on November 1, 2023, and some investment policies changed at that time. Another firm managed the Fund before that date.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Akiva Dickstein, Managing Director and Portfolio Manager	Since 2023
Scott MacLellan, CFA, Managing Director and Co-Lead Portfolio Manager	Since 2023
Michael Carlucci, Director and Portfolio Manager	Since 2023

Form No. 15-53198-00